UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  March 25, 2010
(Date of Earliest Event Reported)

PENN VIRGINIA RESOURCE PARTNERS, L.P.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-16735	23-3087517
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Radnor Corporate Center, Suite 300
100 Matsonford Road, Radnor, Pennsylvania 19087
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (610) 687-8900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 25, 2010, Penn Virginia GP Holdings, L.P. (“PVG”) announced that Penn Virginia Resource LP Corp., an indirect wholly owned subsidiary of Penn Virginia Corporation, intends to offer, subject to market and other conditions, 10,000,000 common units representing limited partner interests in an underwritten public offering (the “PVG Offering”).  The board of directors of the general partner of Penn Virginia Resource Partners, L.P. (the “Partnership”) approved the amendments to the Partnership’s agreement of limited partnership and the board of directors of the general partner of PVG approved the amendments to the general partner’s limited liability company agreement described below and authorized the appropriate officers of the general partner of PVG and the general partner of the Partnership to execute the amendments immediately prior to the closing of the PVG Offering.

Amendment No. 2 to Third Amended and Restated Limited Partnership Agreement

Immediately prior to the closing of the PVG Offering, Penn Virginia Resource GP, LLC, a Delaware limited liability company and the Partnership’s general partner (the “General Partner”), will enter into Amendment No. 2 (“Amendment No. 2”) to the Third Amended and Restated Agreement of Limited Partnership of the Partnership (as amended, the “Partnership Agreement”), which will then become effective.  Pursuant to the Partnership Agreement, the limited partners of the Partnership (the “Limited Partners”) other than the General Partner and those Limited Partners holding an interest in the General Partner and their respective affiliates (the “Unaffiliated Limited Partners”) will have the right to vote in the election of three independent directors (the “Class A Directors”) to the Board of Directors of the General Partner.  PVG will have the right to appoint the three directors other than the Class A Directors (the “Class B Directors”) to the Board of Directors of the General Partner (the “Board of Directors”).

The Partnership Agreement provides that an annual meeting of the Limited Partners for the election of the Class A Directors to the Board of Directors will be held in June of each year beginning in 2011 or at such other date and time as may be fixed from time to time by the General Partner.  Notice of the annual meeting will be given not less than 10 days nor more than 60 days prior to the date of such meeting.

The Unaffiliated Limited Partners will vote together as a single class for the election of Class A Directors to the Board of Directors.  The Unaffiliated Limited Partners entitled to vote will elect by a plurality of the votes cast at such meeting persons to serve as Class A Directors on the Board of Directors who are nominated in accordance with the provisions of the Partnership Agreement.  The exercise by an Unaffiliated Limited Partner of the right to elect the Class A Directors and any other rights afforded to such Unaffiliated Limited Partner under the Partnership Agreement will be in such Unaffiliated Limited Partner’s capacity as a limited partner of the Partnership and is not intended to cause an Unaffiliated Limited Partner to be deemed to be taking part in the management and control of the business and affairs of the Partnership.

With respect to the election of Class A Directors to the Board of Directors, the General Partner and those Limited Partners holding an interest in the General Partner or their respective affiliates will not be entitled to vote Common Units that are otherwise entitled to vote at any meeting of the Limited Partners.  If the General Partner has provided at least thirty days advance notice of any meeting at which Class A Directors are to be elected, then the Limited Partners holding outstanding units (other than the General Partner and those Limited Partners holding an interest in the General Partner or any of their respective affiliates) that attend such meeting shall constitute a quorum, and if the General Partner has provided less than thirty days advance notice of any such meeting, then Limited Partners holding a majority of the outstanding units (other than the General Partner and those Limited Partners holding an interest in the General Partner or their respective affiliates) shall constitute a quorum.

The number of directors constituting the Board of Directors will be six.  The number of Class A Directors on the Board of Directors shall be three or such other number as shall be set forth in the General Partner Agreement (as defined below).  Immediately prior to the effectiveness of Amendment No. 2 to the Partnership Agreement, Thomas W. Hofmann, James L. Gardner and James R. Montague were independent directors on the Board of Directors and, upon the effectiveness of Amendment No. 2 to the Partnership Agreement, Thomas W. Hofmann, James L. Gardner and James R. Montague will each be appointed as a Class A Director.  Until such time as a Triggering Resolution (as defined below) has been adopted, each Class A Director shall be elected to serve a term of one year to expire at the next annual meeting.

With respect to any matter requiring approval of the Board of Directors (but not any matter requiring approval of only a specific class of directors), in the event of a tie vote, the Board of Directors will have delegated to Penn Virginia Corporation the authority to break the tie vote; provided, however, Penn Virginia Corporation shall not have such tie breaking authority at any time after either a majority of the Class A Directors or a majority of the Class B Directors have provided ten (10) days prior written notice of their election to terminate Penn Virginia Corporation’s tie breaking authority.

Each Class A Director will serve for a term ending as provided in the Partnership Agreement. By resolution (a “Triggering Resolution”) of the Board of Directors (including a majority of the Class A Directors), and without the consent of any other person, the Class A Directors may be divided into three groups, Group I, Group II, and Group III. The Class A Director designated in the Triggering Resolution to Group I shall serve for an initial term that expires at the annual meeting of Limited Partners held immediately following the Triggering Resolution, the Class A Director designated in the Triggering Resolution to Group II shall serve for an initial term that expires at the second annual meeting of Limited Partners held following the Triggering Resolution, and the Class A Director designated in the Triggering Resolution to Group III shall serve for an initial term that expires at the third annual meeting of Limited Partners held following the Triggering Resolution.  At each succeeding annual meeting beginning with the first annual meeting after a Triggering Resolution, successors to the group of directors whose term expires at that annual meeting will be elected for a three-year term.

Any vacancy in a Class A Director on the Board of Directors (including, without limitation, any vacancy caused by an increase in the number of Class A Directors on the Board of Directors) may only be filled by a person nominated for election by a majority of the remaining Class A Directors (or if there are no Class A Directors, a majority of the Class B Directors) and consented to (such consent not to be unreasonably withheld or delayed) by a majority of the remaining directors, with such person being thereafter deemed elected.  Any Class A Director elected to fill a vacancy not resulting from an increase in the number of Class A Directors shall have the same remaining term as that of his predecessor.

A Class A Director may be removed only at a meeting of the Limited Partners upon the affirmative vote of Limited Partners (other than the General Partner and those Limited Partners holding an interest in the General Partner or any of their respective affiliates) holding a majority of the outstanding units (other than the General Partner and those Limited Partners holding an interest in the General Partner or any of their respective affiliates); provided, however, a Class A Director may only be removed if, at the same meeting, Limited Partners holding a majority of the outstanding units nominate a replacement Class A Director (and any such nomination shall not be subject to the nomination procedures otherwise set forth in the Partnership Agreement), and Limited Partners (other than the General Partner and those Limited Partners holding an interest in the General Partner or any of their respective affiliates) holding a majority of the Outstanding Units (other than the General Partner and those Limited Partners holding an interest in the General Partner or any of their respective affiliates) also vote to elect a replacement Class A Director, and, provided, further, following a Triggering Resolution, a Class A Director may only be removed for cause.

Nominations of persons for election of Class A Directors to the Board of Directors may be made at an annual meeting of the Limited Partners only pursuant to the General Partner’s notice of meeting (or any supplement thereto) (a) by or at the direction of a majority of the Class A Directors (or, if there are no Class A Directors at that time, by or at the direction of a majority of the Class B Directors) or (b) by a Limited Partner, or a group of Limited Partners, that holds or beneficially owns, and has continuously held or beneficially owned without interruption for the prior 18 months, 5% of the outstanding units (in either case, a “Limited Partner Group”) if each member of the Limited Partner Group was a record holder at the time the notice provided for in the Partnership Agreement is delivered to the General Partner, and if the Limited Partner Group complies with the notice procedures set forth in the Partnership Agreement.

For any nominations brought before an annual meeting by a Limited Partner Group, the Limited Partner Group must give timely notice thereof in writing to the General Partner.  The notice must contain certain information as described in the Partnership Agreement.  To be timely, a Limited Partner Group’s notice must be delivered to the General Partner not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the Limited Partner must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Partnership or the General Partner).  For purposes of the 2011 annual meeting, the first anniversary of the preceding year’s annual meeting will be deemed to be June 30, 2011.  The public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of a Limited Partner Group’s notice as described above.

In the event that the number of Class A Directors to be elected to the Board of Directors is increased effective after the time period for which nominations are due under the Partnership Agreement and there is no public announcement by the Partnership or the General Partner naming the nominees for the additional directorships at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a Limited Partner Group’s notice will also be considered timely, but only with respect to nominees for the additional directorships, if it is delivered to the General Partner not later than the close of business on the 10th day following the day on which such public announcement is first made by the Partnership or the General Partner.

Nominations of persons for election as a Class A Director to the Board of Directors also may be made at a special meeting of Limited Partners at which Class A Directors are to be elected in accordance with the provisions of the Partnership Agreement.

Only such persons who are nominated in accordance with the procedures set forth in the Partnership Agreement will be eligible to be elected at an annual or special meeting of Limited Partners to serve as Class A Directors.  Notwithstanding the foregoing, unless otherwise required by law, if each member of the Limited Partner Group (or a qualified representative of each member of the Limited Partner Group) does not appear at the annual or special meeting of Limited Partners to present a nomination, such nomination shall be disregarded notwithstanding that proxies in respect of such vote may have been received by the General Partner or the Partnership.

In addition to the provisions described above and in the Partnership Agreement, a Limited Partner must also comply with all applicable requirements of the Exchange Act; provided however, that any references in the Partnership Agreement to the Exchange Act or the rules promulgated thereunder are not intended to and do not limit any requirements applicable to nominations pursuant to the Partnership Agreement, and compliance with the Partnership Agreement is the exclusive means for a Limited Partner to make nominations.

The description of Amendment No. 2 to the Third Amended and Restated Agreement of Limited Partnership of the Partnership does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of the form of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Fifth Amended and Restated Limited Liability Company Agreement of the General Partner

Immediately prior to the closing of the PVG Offering, PVG and the Partnership will enter into the Fifth Amended and Restated Limited Liability Company Agreement of the General Partner (as so amended and restated, the “General Partner Agreement”), which then will become effective.  The General Partner Agreement provides for, among other items, the election of the Class A Directors of the Board of Directors in the manner set forth in the Partnership Agreement and described above.  As amended, the General Partner Agreement provides that the number of directors constituting the Board of Directors will be six.

PVG will be entitled to appoint all directors to the Board of Directors other than the Class A Directors.  Each Class B Director shall hold office until such Class B Director’s successor shall have been duly elected and qualified, or until such Class B Director’s earlier death, resignation or removal.  PVG will have the right to remove any Class B Director (with or without cause).  If at any time there is a vacancy with respect to one or more Class B Directors on the Board of Directors, any such vacancy may only be filled by a person nominated for election by the Class B Directors (or if there are no Class B Directors, by PVG) and elected by PVG.

The Board of Directors, by adoption of a resolution approved by the Board of Directors (including a majority of the Class A Directors) and without the consent of any other person, may provide for the staggered election of Class A Directors as provided in the Partnership Agreement.

The description of the Fifth Amended and Restated Limited Liability Company Agreement of the General Partner does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of the form of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Risk Factors

Item 1A of the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2009 sets forth information relating to the material risks and uncertainties that affect the Partnership’s business and common units. In addition to those risk factors, the Partnership believes the following risk factor is also relevant to an understanding of its business, financial condition and results of operations.

Certain federal income tax preferences currently available with respect to coal exploration and development may be eliminated as a result of future legislation.

Among the proposed legislative changes contained in the President’s Budget Proposal for Fiscal Year 2011 is the elimination of certain key U.S. federal income tax preferences relating to coal exploration and development. The Budget Proposal would (i) require capitalization of exploration and development costs relating to coal and other hard mineral fossil fuels, (ii) repeal the percentage depletion allowance with respect to coal properties, (iii) repeal capital gains treatment of coal and lignite royalties, and (iv) exclude from the definition of domestic production gross receipts all gross receipts derived from the sale, exchange, or other disposition of coal, other hard mineral fossil fuels, or primary products thereof. The passage of such proposed legislative changes or similar changes in U.S. federal income tax laws could increase the amount of taxable income allocable to our unitholders, increase the tax liability of unitholders with respect to an investment in us and negatively impact the value of an investment in our units.

Item 9.01.      Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Form of Amendment No. 2 to the Third Amended and Restated Agreement of Limited Partnership of Penn Virginia Resource Partners, L.P.

3.2	Form of Fifth Amended and Restated Limited Liability Company Agreement of Penn Virginia Resource GP, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2010

Penn Virginia Resource Partners, L.P.
By:	Penn Virginia Resource GP, LLC,
its general partner

By:	/s/ Nancy M. Snyder
Name:	Nancy M. Snyder
Title:	Vice President, Chief Administrative Officer and General Counsel